Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2023

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10
	Investment Yields	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	MRB Liability	12
	Account Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	13
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	14

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21
Effective January 1, 2023, American Equity Investment Life Holding Company (the “Company”) adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI). The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts to reflect the new guidance. The prior period numbers within this financial supplement have been recast, to the extent impacted by LDTI, from the original financial supplements published by the Company.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$34,780,482	$39,804,617
Mortgage loans on real estate	7,537,594	6,949,027
Real estate investments	1,334,247	1,056,063
Limited partnerships and limited liability companies	1,089,591	1,266,779
Derivative instruments	1,207,288	431,727
Other investments	2,277,822	1,817,085
Total investments	48,227,024	51,325,298

Cash and cash equivalents	9,772,586	1,919,669
Coinsurance deposits	14,582,728	13,254,956
Market risk benefits	479,694	229,871
Accrued investment income	459,332	497,851
Deferred policy acquisition costs	3,070,280	2,773,643
Deferred sales inducements	2,367,224	2,045,683
Deferred income taxes	152,652	438,434
Income taxes recoverable	37,854	55,498
Other assets	768,928	642,696
Total assets	$79,918,302	$73,183,599

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$60,901,641	$58,781,836
Market risk benefits	3,146,554	2,455,492
Other policy funds and contract claims	188,856	512,790
Notes and loan payable	785,443	792,073
Subordinated debentures	79,107	78,753
Funds withheld for reinsurance liabilities	8,596,373	6,577,426
Other liabilities	3,172,554	1,614,479
Total liabilities	76,870,528	70,812,849

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	79,338	84,810
Additional paid-in capital	1,071,103	1,325,316
Accumulated other comprehensive loss	(2,979,657)	(3,746,230)
Retained earnings	4,852,448	4,685,593
Total stockholders' equity attributable to American Equity Investment Life Holding Company	3,023,260	2,349,517
Noncontrolling interests	24,514	21,233
Total stockholders' equity	3,047,774	2,370,750
Total liabilities and stockholders' equity	$79,918,302	$73,183,599

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues:
Premiums and other considerations	$2,657	$2,991	$11,967	$19,739
Annuity product charges	96,947	61,666	315,496	230,354
Net investment income	582,176	537,995	2,272,798	2,307,463
Change in fair value of derivatives	353,443	22,243	259,046	(1,138,128)
Net realized gains (losses) on investments	(2,065)	14,411	(99,203)	(47,848)
Other revenue	21,973	13,032	75,866	42,245
Total revenues	1,055,131	652,338	2,835,970	1,413,825

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,161	5,948	17,687	33,220
Interest sensitive and index product benefits	193,439	57,626	567,423	554,871
Market risk benefits (gains) losses	241,998	33,490	(14,546)	3,684
Amortization of deferred sales inducements	50,346	45,966	192,252	181,970
Change in fair value of embedded derivatives	977,178	342,409	1,143,576	(2,352,598)
Interest expense on notes and loan payable	11,642	10,228	45,890	32,098
Interest expense on subordinated debentures	1,341	1,335	5,355	5,331
Amortization of deferred policy acquisition costs	72,428	66,831	279,700	284,011
Other operating costs and expenses	75,250	62,389	301,581	239,526
Total benefits and expenses	1,626,783	626,222	2,538,918	(1,017,887)
Income (loss) before income taxes	(571,652)	26,116	297,052	2,431,712
Income tax expense (benefit)	(108,202)	(6,817)	85,133	511,135
Net income (loss)	(463,450)	32,933	211,919	1,920,577
Less: Net income available to noncontrolling interests	1,545	361	1,389	358
Net income (loss) available to American Equity Investment Life Holding Company stockholders	(464,995)	32,572	210,530	1,920,219
Less: Preferred stock dividends	10,919	10,919	43,675	43,675
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(475,914)	$21,653	$166,855	$1,876,544

Earnings (loss) per common share	$(6.04)	$0.25	$2.10	$20.72
Earnings (loss) per common share - assuming dilution	$(6.04)	$0.25	$2.06	$20.50

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	78,754	85,274	79,476	90,558
Earnings (loss) per common share - assuming dilution	78,754	86,402	80,952	91,538

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Revenues:
Traditional life insurance premiums	$2,041	$1,842	$629	$698	$626
Life contingent immediate annuity considerations	616	815	1,887	3,439	2,365
Surrender charges	57,876	45,550	33,777	26,542	22,030
Lifetime income benefit rider fees	39,071	38,766	37,865	36,049	39,636
Net investment income	582,176	586,614	542,685	561,323	537,995
Change in fair value of derivatives	353,443	(383,026)	242,739	45,890	22,243
Net realized gains (losses) on investments	(2,065)	(44,672)	(24,679)	(27,787)	14,411
Other revenue (a)	21,973	20,763	16,736	16,394	13,032
Total revenues	1,055,131	266,652	851,639	662,548	652,338

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits (b)	(118)	3,623	940	1,206	944
Life contingent immediate annuity benefits and change in future policy benefits (c)	3,279	(1,430)	4,185	6,002	5,004
Interest sensitive and index product benefits	193,439	193,686	122,387	57,911	57,626
Market risk benefits (gains) losses (d)	241,998	(296,114)	(144,124)	183,694	33,490
Amortization of deferred sales inducements	50,346	48,354	46,951	46,601	45,966
Change in fair value of embedded derivatives (e)	977,178	(451,806)	213,764	404,440	342,409
Interest expense on notes payable	11,642	12,003	11,227	11,018	10,228
Interest expense on subordinated debentures	1,341	1,340	1,338	1,336	1,335
Amortization of deferred policy acquisition costs	72,428	70,561	68,476	68,235	66,831
Other operating costs and expenses	75,250	76,630	75,697	74,004	62,389
Total benefits and expenses	1,626,783	(343,153)	400,841	854,447	626,222
Income (loss) before income taxes	(571,652)	609,805	450,798	(191,899)	26,116
Income tax expense (benefit)	(108,202)	133,691	95,652	(36,008)	(6,817)
Net income (loss) (b)(c)(d)(e)	(463,450)	476,114	355,146	(155,891)	32,933
Less: Net income (loss) available to noncontrolling interests	1,545	(42)	(217)	103	361
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)(e)	(464,995)	476,156	355,363	(155,994)	32,572
Less: Preferred stock dividends	10,919	10,918	10,919	10,919	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)(e)	$(475,914)	$465,238	$344,444	$(166,913)	$21,653

Earnings (loss) per common share	$(6.04)	$5.96	$4.43	$(2.00)	$0.25
Earnings (loss) per common share - assuming dilution (b)(c)(d)(e)	$(6.04)	$5.82	$4.36	$(2.00)	$0.25

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	78,754	78,034	77,767	83,417	85,274
Earnings (loss) per common share - assuming dilution	78,754	79,952	78,928	83,417	86,402
(a)Other revenue consists of reinsurance related fee revenue including asset liability management fees and amortization of the deferred gain associated with the cost of reinsurance.
(b)Q3 2023 includes expense from the update of assumptions used in determining the deferred profit liability. The impact increased traditional life insurance policy benefits and change in future policy benefits by $2.3 million and decreased both net income and net income available to common stockholders by $1.8 million and decreased earnings per common share - assuming dilution by $0.02 per share.
(c)Q3 2023 includes benefit from the update of assumptions used in determining the liability for future policyholder benefits. The impact decreased life contingent immediate annuity benefits and change in future policy benefits by $4.6 million and increased both net income and net income available to common stockholders by $3.6 million and increased earnings per common share - assuming dilution by $0.05 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

(d)Q3 2023 includes benefit from the update of assumptions used in determining the reserves held for market risk benefits. The impact decreased market risk benefits (gains) losses by $63.3 million and increased both net income and net income available to common stockholders by $49.7 million and increased earnings per common share - assuming dilution by $0.62 per share.
(e)Q3 2023 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $84.4 million and decreased both net income and net income available to common stockholders by $66.2 million and decreased earnings per common share - assuming dilution by $0.83 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(475,914)	$21,653	$166,855	$1,876,544
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized gains (losses) on financial assets, including credit losses	(2,277)	(19,460)	91,615	48,264
Change in fair value of derivatives and embedded derivatives	583,961	169,767	549,600	(1,549,205)
Capital markets impact on the change in fair value of market risk benefits	216,214	2,309	(122,094)	(393,617)
Net investment income	(1,509)	1,476	(1,137)	1,476
Other revenue	5,969	5,969	23,876	5,969
Expenses incurred related to acquisition	3,750	—	13,464	—
Income taxes	(170,603)	(39,998)	(115,116)	401,838
Non-GAAP operating income available to common stockholders	$159,591	$141,716	$607,063	$391,269
Impact of excluding notable items (a)	$13,255	$—	$10,755	$181,890

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(6.04)	$0.25	$2.06	$20.50
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive impact for losses (b)	0.11	—	—	—
Net realized gains (losses) on financial assets, including credit losses	(0.03)	(0.23)	1.13	0.53
Change in fair value of derivatives and embedded derivatives	7.28	1.96	6.79	(16.92)
Capital markets impact on the change in fair value of market risk benefits	2.70	0.03	(1.51)	(4.30)
Net investment income	(0.02)	0.02	(0.01)	—
Other revenue	0.07	0.07	0.29	0.01
Expenses incurred related to acquisition	0.05	—	0.17	0.06
Income taxes	(2.13)	(0.46)	(1.42)	4.39
Non-GAAP operating income available to common stockholders	$1.99	$1.64	$7.50	$4.27
Impact of excluding notable items (a)	$0.17	$—	$0.13	$1.99

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Notable items impacting non-GAAP operating income available to common stockholders:
Expense associated with strategic incentive award	$13,255	$—	$38,323	$—
Impact of actuarial assumption updates	—	—	(27,568)	181,890
Total notable items (a)	$13,255	$—	$10,755	$181,890
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results.
For the three months ended December 31, 2023 and 2022, non-GAAP operating income (loss) available to common stockholders would increase $13.3 million and $0.0 million, respectively, if we were to exclude the impact of notable items.
For the year ended December 31, 2023 and 2022, non-GAAP operating income (loss) available to common stockholders would increase $10.8 million and $181.9 million, respectively, if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net realized gains (losses) on financial assets, including credit losses:
Net realized gains (losses) on financial assets, including credit losses	$(2,277)	$(19,460)	$91,615	$48,264
Income taxes	490	4,183	(19,697)	(10,377)
	$(1,787)	$(15,277)	$71,918	$37,887
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$314,777	$89,662	$373,608	$(1,129,326)
Reinsurance contracts	269,184	78,594	185,088	(439,502)
Interest rate swaps	—	1,511	(9,096)	19,623
Income taxes	(122,841)	(42,083)	(113,885)	329,188
	$461,120	$127,684	$435,715	$(1,220,017)
Capital market impact on the fair value of market risk benefits:
Capital markets impact on the change in fair value of market risk benefits	$194,164	$(16,236)	$(207,682)	$(449,887)
Amortization of capital markets impact on the fair value of market risk benefits	22,050	18,545	85,588	56,270
Income taxes	(46,486)	(498)	26,250	84,627
	$169,728	$1,811	$(95,844)	$(308,990)
Net investment income:
Income associated with assets transferred under reinsurance treaty	$(1,509)	$1,476	$(1,137)	$1,476
Income taxes	324	(317)	244	(317)
	$(1,185)	$1,159	$(893)	$1,159
Other revenue:
Amortization of deferred fees associated with reinsurance treaties	$5,969	$5,969	$23,876	$5,969
Income taxes	(1,283)	(1,283)	(5,133)	(1,283)
	$4,686	$4,686	$18,743	$4,686
Other operating costs and expenses:
Expenses incurred related to acquisition	$3,750	$—	$13,464	$—
Income taxes	(807)	—	(2,895)	—
	$2,943	$—	$10,569	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(475,914)	$465,238	$344,444	$(166,913)	$21,653
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	(2,277)	46,771	22,737	24,384	(19,460)
Change in fair value of derivatives and embedded derivatives	583,961	(115,747)	(124,816)	206,202	169,767
Capital markets impact on the change in fair value of market risk benefits	216,214	(290,558)	(184,700)	136,950	2,309
Net investment income	(1,509)	(1,746)	4,609	(2,491)	1,476
Other revenue	5,969	5,969	5,969	5,969	5,969
Expenses incurred related to acquisition	3,750	9,714	—	—	—
Income taxes	(170,603)	75,879	59,373	(79,765)	(39,998)
Non-GAAP operating income available to common stockholders (c)(d)(e)	$159,591	$195,520	$127,616	$124,336	$141,716
Impact of excluding notable items (a)	$13,255	$(20,958)	$8,892	$9,566	$—

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(6.04)	$5.82	$4.36	$(2.00)	$0.25
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive impact for losses (b)	0.11	—	—	0.03	—
Net realized (gains) losses on financial assets, including credit losses	(0.03)	0.58	0.29	0.29	(0.23)
Change in fair value of derivatives and embedded derivatives	7.28	(1.44)	(1.58)	2.43	1.96
Capital markets impact on the change in fair value of market risk benefits	2.70	(3.63)	(2.34)	1.62	0.03
Net investment income	(0.02)	(0.02)	0.06	(0.03)	0.02
Other revenue	0.07	0.07	0.08	0.07	0.07
Expenses incurred related to acquisition	0.05	0.12	—	—	—
Income taxes	(2.13)	0.95	0.75	(0.94)	(0.46)
Non-GAAP operating income available to common stockholders (c)(d)(e)	$1.99	$2.45	$1.62	$1.47	$1.64
Impact of excluding notable items (a)	$0.17	$(0.26)	$0.11	$0.11	$—
Notable Items

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Notable items impacting non-GAAP operating income available to common stockholders:
Expense associated with strategic incentive award	$13,255	$6,610	$8,892	$9,566	$—
Impact of actuarial assumption updates	—	(27,568)	—	—	—
Total notable items (a)	$13,255	$(20,958)	$8,892	$9,566	$—
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results. For the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, non-GAAP operating income available to common stockholders would increase $13.3 million, decrease $21.0 million, increase $8.9 million and $9.6 million, respectively, if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

(c)Q3 2023 includes expense from the update of assumptions used in determining the deferred profit liability. The impact increased traditional life insurance policy benefits and change in future policy benefits by $2.3 million and decreased non-GAAP operating income available to common stockholders by $1.8 million and decreased non-GAAP operating earnings per common share - assuming dilution by $0.02 per share.
(d)Q3 2023 includes benefit from the update of assumptions used in determining the liability for future policyholder benefits. The impact decreased life contingent immediate annuity benefits and change in future policy benefits by $4.6 million and increased non-GAAP operating income available to common stockholders by $3.6 million and increased non-GAAP operating earnings per common share - assuming dilution by $0.05 per share.
(e)Q3 2023 includes benefit from the update of assumptions used in determining the reserves held for market risk benefits. The impact decreased market risk benefits (gains) losses by $32.8 million and increased non-GAAP operating income available to common stockholders by $25.8 million and increased non-GAAP operating earnings per common share - assuming dilution by $0.32 per share.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Net realized (gains) losses on investments	$2,065	$44,672	$24,679	$27,787	$(14,411)
Net investment income	(1,509)	(1,746)	4,609	(2,491)	1,476
Other revenue	5,969	5,969	5,969	5,969	5,969
Change in fair value of derivatives	(393,217)	336,059	(338,579)	(198,239)	(172,643)
Increase (decrease) in total revenues	(386,692)	384,954	(303,322)	(166,974)	(179,609)

Change in fair value of embedded derivatives	(977,178)	451,806	(213,764)	(404,440)	(342,409)
Market risk benefits (gains) losses	(216,214)	290,558	184,700	(136,950)	(2,309)
Interest sensitive and index product benefits (a)	4,342	(2,099)	1,943	3,402	5,048
Other operating costs and expenses	(3,750)	(9,714)	—	—	—
Increase (decrease) in total benefits and expenses	(1,192,800)	730,551	(27,121)	(537,988)	(339,670)
Increase (decrease) in income (loss) before income taxes	806,108	(345,597)	(276,201)	371,014	160,061
Increase (decrease) in income tax expense benefit	170,603	(75,879)	(59,373)	79,765	39,998
Increase (decrease) in net income (loss) available to common stockholders	$635,505	$(269,718)	$(216,828)	$291,249	$120,063
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Capitalization:
Notes and loan payable	$800,000	$800,000	$800,000	$800,000	$800,000
Subordinated debentures payable to subsidiary trusts	79,107	79,017	78,927	78,839	78,753
Total debt	879,107	879,017	878,927	878,839	878,753
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	3,023,260	2,053,576	2,571,915	2,605,485	2,349,517
Total capitalization	3,902,367	2,932,593	3,450,842	3,484,324	3,228,270
Accumulated other comprehensive loss (AOCI)	2,979,657	4,425,695	3,425,248	3,036,429	3,746,230
Total capitalization excluding AOCI (a)	$6,882,024	$7,358,288	$6,876,090	$6,520,753	$6,974,500

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$3,023,260	$2,053,576	$2,571,915	$2,605,485	$2,349,517
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	2,323,260	1,353,576	1,871,915	1,905,485	1,649,517
Accumulated other comprehensive loss	2,979,657	4,425,695	3,425,248	3,036,429	3,746,230
Total common stockholders’ equity excluding AOCI (c)	5,302,917	5,779,271	5,297,163	4,941,914	5,395,747
Net impact of fair value accounting for derivatives and embedded derivatives	(1,240,397)	(1,689,153)	(1,587,599)	(1,490,297)	(1,652,169)
Net capital markets impact on the fair value of market risk benefits	(698,808)	(866,530)	(638,442)	(493,452)	(600,958)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$3,363,712	$3,223,588	$3,071,122	$2,958,165	$3,142,620

Common shares outstanding	79,337,818	78,974,095	78,047,941	77,753,194	84,810,255

Book Value per Common Share: (d)
Book value per common share	$29.28	$17.14	$23.98	$24.51	$19.45
Book value per common share excluding AOCI (c)	$66.84	$73.18	$67.87	$63.56	$63.62
Book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$42.40	$40.82	$39.35	$38.05	$37.05

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	11.6%	10.9%	11.6%	12.3%	11.5%
Total debt / Total capitalization	12.8%	11.9%	12.8%	13.5%	12.6%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities. Since the net impact of fair value accounting for our fixed index annuity business is not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
4.55%	4.34%	Average yield on invested assets	4.65%	4.69%	4.42%	4.48%	4.30%
1.90%	1.71%	Aggregate cost of money	2.01%	1.96%	1.85%	1.81%	1.76%
2.65%	2.63%	Aggregate investment spread	2.64%	2.73%	2.57%	2.67%	2.54%

		Impact of:
0.01%	0.03%	Investment yield - additional prepayment income	0.01%	—%	0.01%	—%	0.01%
0.04%	0.01%	Cost of money effect of over hedging	0.07%	0.05%	0.03%	—%	—%

$49,485,288	$53,225,871	Weighted average investments	$49,682,210	$49,528,255	$49,125,197	$49,304,219	$50,040,228
49,705,986	49,811,623	Ending investments	49,705,986	49,658,435	49,398,076	48,852,319	49,811,623
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Investment Yields

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
		Investment income:
$2,150,881	$2,108,088	Fixed income (a)	$544,245	$539,584	$533,930	$533,122	$511,077
102,472	200,349	Mark-to-market private asset income (a)	32,910	40,900	9,035	19,627	26,816
$2,253,353	$2,308,437	Total non-GAAP investment income (b)	$577,155	$580,484	$542,965	$552,749	$537,893

		Investment yield:
4.59%	4.08%	Fixed income investment yield	4.65%	4.61%	4.57%	4.52%	4.26%
3.97%	12.95%	Mark-to-market private asset yield	4.52%	6.12%	1.48%	3.61%	5.29%
4.55%	4.34%	Total investment yield	4.65%	4.69%	4.42%	4.48%	4.30%

		Weighted average investments:
$46,901,060	$51,678,469	Fixed income investments	$46,766,942	$46,853,771	$46,684,803	$47,129,120	$48,012,311
2,584,228	1,547,402	Mark-to-market private assets	2,915,268	2,674,484	2,440,394	2,175,099	2,027,917
$49,485,288	$53,225,871	Total weighted average investments	$49,682,210	$49,528,255	$49,125,197	$49,304,219	$50,040,228
(a)Net of investment expenses.
(b)Non-GAAP investment income is comprised of GAAP Net investment income adjusted to remove income associated with cash held by the Parent Company for corporate activities and to gross up income related to the tax benefit of tax exempt investment income, in addition to the adjustments shown in the reconciliation of Net Income (Loss) to Non-GAAP Operating Income on page 5. The net impact of these adjustments were $3,512 thousand in Q4 2023, $4,384 thousand in Q3 2023, $4,329 thousand in Q2 2023, $6,083 thousand in Q1 2023, and $1,578 thousand in Q4 2022, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
		Included in interest sensitive and index product benefits:
$326,471	$305,292	Index credits	$136,537	$120,894	$65,507	$3,533	$3,861
236,403	240,889	Interest credited	61,306	61,546	57,235	56,316	56,402
		Included in change in fair value of derivatives:
(344,876)	(312,133)	Proceeds received at option expiration	(145,076)	(126,750)	(69,449)	(3,601)	(4,061)
682,918	647,132	Pro rata amortization of option cost	186,052	175,603	163,992	157,271	154,463
$900,916	$881,180	Cost of money for deferred annuities	$238,819	$231,293	$217,285	$213,519	$210,665

$47,330,279	$51,558,865	Weighted average liability balance outstanding	$47,487,836	$47,280,339	$47,086,271	$47,266,672	$47,802,219
Annuity Account Balance Rollforward

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
$47,504,615	$53,191,277	Account balances at beginning of period	$47,419,417	$47,143,582	$47,031,605	$47,504,615	$51,913,689
—	(4,068,761)	Reserves ceded - in-force	—	—	—	—	(3,810,982)
47,504,615	49,122,516	Account balance at beginning of period, net of reinsurance ceded	47,419,417	47,143,582	47,031,605	47,504,615	48,102,707
5,223,294	2,347,315	Net deposits	1,949,552	1,366,125	1,174,953	732,664	613,084
513,793	107,691	Premium bonuses	160,506	171,164	136,856	45,267	33,617
562,874	546,181	Fixed interest credited and index credits	197,843	182,440	122,742	59,849	60,263
(163,745)	(72,699)	Surrender charges	(57,876)	(45,550)	(33,777)	(26,542)	(22,030)
(151,751)	(157,655)	Lifetime income benefit rider fees	(39,071)	(38,766)	(37,865)	(36,049)	(39,636)
(5,930,590)	(4,388,734)	Surrenders, withdrawals, deaths, etc.	(2,071,881)	(1,359,578)	(1,250,932)	(1,248,199)	(1,243,390)
$47,558,490	$47,504,615	Account balances at end of period	$47,558,490	$47,419,417	$47,143,582	$47,031,605	$47,504,615

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands, except per share data)

MRB Liability

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
$1,521,954	$2,362,947	MRB balance at beginning of period	$1,468,271	$1,587,694	$1,632,918	$1,521,954	$1,762,629
—	(326,524)	Reserves ceded - in-force	—	—	—	—	(331,020)
8,572	7,429	Issuances	10,774	(3,052)	(2,071)	2,921	1,230
124,374	66,198	Interest accrual	29,086	32,355	33,374	29,559	23,910
117,185	117,486	Attributed fees collected	31,387	29,354	28,247	28,197	29,585
—	—	Benefits payments	—	—	—	—	—
(185,333)	(449,887)	Effect of changes in interest rates and equity markets	183,192	(284,238)	(202,709)	118,422	(16,236)
(82,111)	263,830	Effect of changes in assumptions and policyholder behavior	(12,463)	(70,544)	(974)	1,870	(5,023)
330,251	(519,525)	Effect of changes in instrument specific credit risk	124,645	176,702	98,909	(70,005)	56,879
1,834,892	1,521,954	MRB balance at end of period, net (a)	1,834,892	1,468,271	1,587,694	1,632,918	1,521,954

887,646	765,552	MRB net deferred capital markets impact, end of period	887,646	1,103,860	813,302	628,602	765,552
$2,722,538	$2,287,506	Non-GAAP MRB balance, end of period (b)	$2,722,538	$2,572,131	$2,400,996	$2,261,520	$2,287,506
(a)The MRB balance is the MRB liability net of the MRB asset and reinsurance recoverable asset associated with the ceded MRB. The reinsurance recoverable asset associated with the ceded MRB is included in coinsurance deposits on the Consolidated Balance Sheet.
(b)Non-GAAP MRB balance is comprised of the GAAP MRB balance adjusted for the pre-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB. See page 9 for the non-GAAP definition and reconciliation of total common stockholders' equity to total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities which includes the adjustment for the after-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB.
Account Values Subject to Recurring Fees Under Reinsurance Agreements

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
$9,642,336	$4,660,690	Account value of business ceded subject to fee income at beginning of period	$11,592,667	$10,863,738	$10,155,767	$9,642,336	$5,612,098
—	4,068,761	In-force account value ceded subject to fee income	—	—	—	—	3,810,982
2,369,765	1,045,600	Premiums on business ceded subject to fee income	44,171	870,021	821,413	634,160	351,971
(523,974)	(132,715)	Disbursements on business ceded subject to fee income	(148,711)	(141,092)	(113,442)	(120,729)	(132,715)
$11,488,127	$9,642,336	Account value of business ceded subject to fee income at end of period	$11,488,127	$11,592,667	$10,863,738	$10,155,767	$9,642,336

$99,742	$48,214	Non-GAAP operating revenue associated with recurring fees (a)	$27,942	$26,732	$22,705	$22,363	$19,001
(a)Non-GAAP operating revenue associated with recurring fees is comprised of GAAP Other Revenue adjusted for the amortization of gains on assets transferred under a reinsurance transaction. See page 7 for the reconciliation of Net Income (Loss) to Non-GAAP Operating Income and page 8 for the summary of adjustments to arrive at Non-GAAP Operating Income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Year Ended December 31,
2023	2022		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
		American Equity Life:
$5,470,434	$2,692,141	Fixed index annuities	$1,547,595	$1,715,362	$1,471,638	$735,839	$637,021
2,053	5,329	Annual reset fixed rate annuities	276	250	834	693	1,856
216,172	56,511	Multi-year fixed rate annuities	9,979	13,127	37,032	156,034	49,216
1,224	18,935	Single premium immediate annuities	309	210	278	427	494
5,689,883	2,772,916		1,558,159	1,728,949	1,509,782	892,993	688,587
		Eagle Life:
1,563,992	479,279	Fixed index annuities	430,689	498,431	406,273	228,599	145,772
3,039	380	Annual reset fixed rate annuities	—	—	1,770	1,269	230
349,616	82,581	Multi-year fixed rate annuities	7,839	10,616	82,932	248,229	65,434
1,916,647	562,240		438,528	509,047	490,975	478,097	211,436
		Consolidated:
7,034,426	3,171,420	Fixed index annuities	1,978,284	2,213,793	1,877,911	964,438	782,793
5,092	5,709	Annual reset fixed rate annuities	276	250	2,604	1,962	2,086
565,788	139,092	Multi-year fixed rate annuities	17,818	23,743	119,964	404,263	114,650
1,224	18,935	Single premium immediate annuities	309	210	278	427	494
7,606,530	3,335,156	Total before coinsurance ceded	1,996,687	2,237,996	2,000,757	1,371,090	900,023
2,382,012	968,906	Coinsurance ceded	46,826	871,661	825,526	637,999	286,445
$5,224,518	$2,366,250	Net after coinsurance ceded	$1,949,861	$1,366,335	$1,175,231	$733,091	$613,578
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2023:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.0	4.9	8.2%	$42,708,093	89.8%
Annual Reset Fixed Rate Annuities	7.2	1.4	3.0%	1,119,156	2.4%
Multi-Year Fixed Rate Annuities	4.1	1.2	6.1%	3,731,241	7.8%
Total	11.2	4.6	7.9%	$47,558,490	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$1,201,886	$5,291,934
0.0% < 2.0%	74,758	2,821,053
2.0% < 3.0%	13,799	2,747,252
3.0% < 4.0%	7,551	823,508
4.0% < 5.0%	6,799	2,787,498
5.0% < 6.0%	55,957	1,807,736
6.0% < 7.0%	370,963	2,240,692
7.0% < 8.0%	2,470,779	1,840,104
8.0% < 9.0%	331,773	4,252,724
9.0% < 10.0%	154,684	3,135,064
10.0% or greater	161,448	14,960,528
	$4,850,397	$42,708,093

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$6,493,820	0.00%
2024	3,569,836	4.42%
2025	4,672,248	3.17%
2026	4,340,338	5.01%
2027	3,690,236	6.04%
2028	3,811,466	7.59%
2029	3,765,240	9.03%
2030	3,956,253	10.46%
2031	3,531,481	12.80%
2032	3,278,755	13.57%
2033	5,072,207	16.08%
2034	629,134	17.39%
2035	324,974	18.08%
2036	187,883	18.50%
2037	118,697	19.00%
2038	99,474	19.50%
2039	16,448	20.00%
	$47,558,490	7.88%
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2023 for the $11.8 billion of account value of fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.25%.
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums on the $35.8 billion of account value allocated to index strategies, the cost of options would decrease by 1.55% based upon prices of options for the week ended December 31, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2023		December 31, 2022
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$171,141	0.4%	$169,071	0.4%
States, municipalities and territories	3,075,024	7.7%	3,822,943	8.5%
Foreign corporate securities and foreign governments	408,936	1.0%	616,938	1.4%
Corporate securities	16,076,506	40.0%	20,201,774	44.8%
Residential mortgage backed securities	1,208,317	3.0%	1,366,927	3.0%
Commercial mortgage backed securities	2,624,123	6.5%	3,447,075	7.6%
Other asset backed securities	5,202,395	12.9%	5,155,254	11.4%
Total fixed maturity securities	28,766,442	71.5%	34,779,982	77.1%
Mortgage loans on real estate	7,231,667	18.0%	6,778,977	15.0%
Real estate investments	1,334,247	3.3%	1,056,063	2.3%
Limited partnerships and limited liability companies	1,089,591	2.7%	1,266,779	2.8%
Derivative instruments	1,207,288	3.0%	431,727	1.0%
Other investments	590,271	1.5%	829,900	1.8%
Total investments, net of modified coinsurance investments	40,219,506	100.0%	45,143,428	100.0%
Coinsurance investments (a)	8,007,518		6,181,870
Total investments	$48,227,024		$51,325,298
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
Credit Quality of Fixed Maturity Securities - December 31, 2023

NAIC Designation (b)	Amortized Cost	Carrying Amount	Percent	Rating Agency Rating (b)	Amortized Cost	Carrying Amount	Percent
1	$19,330,614	$17,116,519	60.1%	Aaa/Aa/A	$19,237,683	$17,030,736	59.8%
2	11,895,433	10,680,088	37.5%	Baa	12,036,591	10,801,336	37.9%
3	517,425	476,419	1.7%	Ba	539,417	489,286	1.7%
4	168,694	147,692	0.5%	B	144,657	128,150	0.4%
5	88,581	68,538	0.2%	Caa	21,295	18,497	0.1%
6	9,400	10,132	—%	Ca and lower	30,504	31,383	0.1%
	32,010,147	28,499,388	100.0%		32,010,147	28,499,388	100.0%
Coinsurance investments (a)	6,277,105	6,014,040		Coinsurance investments (a)	6,277,105	6,014,040
	$38,287,252	$34,513,428			$38,287,252	$34,513,428
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
(b)The table excludes residual tranche securities that are not rated with an amortized cost of $250,210 and carrying amount of $267,054 as of December 31, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Watch List Securities - December 31, 2023

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
States, municipalities and territories	$22,715	$—	$22,715	$(5,491)	$17,224
Corporate securities - Public securities	31,502	—	31,502	(768)	30,734
Corporate securities - Private placement securities	5,180	(3,412)	1,768	(58)	1,710
Residential mortgage backed securities	55,054	—	55,054	(8,050)	47,004
Commercial mortgage backed securities	139,961	—	139,961	(27,340)	112,621
Other asset backed securities	1,524	—	1,524	131	1,655
Collateralized loan obligations	159,600	(618)	158,982	(19,980)	139,002
	$415,536	$(4,030)	$411,506	$(61,556)	$349,950
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those on which we have taken credit losses.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$172,683	$171,141	$173,638	$169,071
States, municipalities and territories	3,615,861	3,075,024	4,356,191	3,822,943
Foreign corporate securities and foreign governments	471,188	408,936	680,263	616,938
Corporate securities:
Capital goods	1,180,367	1,036,451	1,601,113	1,395,595
Consumer discretionary	3,613,225	3,121,655	5,086,479	4,320,219
Energy	881,404	811,482	1,219,370	1,111,891
Financials	5,795,094	5,198,811	6,467,052	5,634,229
Government non-guaranteed	167,059	145,579	202,740	179,440
Industrials	16,966	16,206	166,061	138,999
Information technology	963,228	835,461	1,344,461	1,160,067
Materials	834,268	722,468	1,169,188	1,021,288
Telecommunications	1,047,936	882,396	1,306,495	1,090,868
Transportation	899,832	803,538	1,100,681	975,393
Utilities	2,838,788	2,437,216	3,620,946	3,115,520
Other	66,440	65,243	58,184	58,265
Residential mortgage backed securities:
Government agency	732,557	689,920	806,999	754,349
Prime	352,524	299,353	387,838	334,613
Alt-A	52,923	52,493	54,910	58,091
Non-qualified mortgage	156,648	148,516	169,847	157,960
Other	17,759	18,035	62,235	61,914
Commercial mortgage backed securities:
Government agency	144,372	134,737	170,307	157,903
Non-agency	2,892,601	2,489,386	3,668,300	3,289,172
Other asset backed securities:
Auto	239,142	237,596	44,450	41,896
Consumer discretionary	544,455	520,327	122,068	118,843
Financials	307,150	285,018	283,238	252,493
Collateralized loan obligations	3,503,091	3,410,445	4,071,929	3,775,347
Other	752,796	749,009	1,005,440	966,675
	32,260,357	28,766,442	39,400,423	34,779,982
Coinsurance investments (a)	6,277,105	6,014,040	5,465,596	5,024,635
	$38,537,462	$34,780,482	$44,866,019	$39,804,617
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	December 31, 2023		December 31, 2022
	Principal	Percent	Principal	Percent
Property type distribution
Commercial mortgage loans:
Office	$239,086	3.3%	$277,767	4.1%
Retail	784,047	10.9%	878,352	13.0%
Industrial/Warehouse	895,966	12.4%	853,215	12.6%
Apartment	965,474	13.4%	893,910	13.2%
Hotel	280,733	3.9%	285,271	4.2%
Mixed Use/Other	76,039	1.0%	200,756	3.0%
Agricultural mortgage loans	581,287	8.1%	567,630	8.4%
Residential mortgage loans	3,384,737	47.0%	2,807,652	41.5%
	7,207,369	100.0%	6,764,553	100.0%
Coinsurance investments (a)	308,859		171,633
	$7,516,228		$6,936,186

	Commercial		Agricultural
	Amortized Cost	Average LTV	Amortized Cost	Average LTV
As of December 31, 2023:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,256,505	50%	$259,384	50%
Greater than or equal to 1.2 and less than 1.5	388,135	58%	186,598	51%
Greater than or equal to 1.0 and less than 1.2	456,845	47%	17,216	53%
Less than 1.0	136,172	53%	116,435	45%
	3,237,657	51%	579,633	49%
Coinsurance investments (a)	307,342	51%	—	—%
	$3,544,999	51%	$579,633	49%

As of December 31, 2022:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,358,793	53%	$266,695	45%
Greater than or equal to 1.2 and less than 1.5	505,644	61%	236,589	48%
Greater than or equal to 1.0 and less than 1.2	475,315	50%	15,075	39%
Less than 1.0	44,756	66%	47,604	33%
	3,384,508	54%	565,963	45%
Coinsurance investments (a)	170,050	61%	—	—%
	$3,554,558	54%	$565,963	45%
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023
Unaudited (Dollars in thousands)

	December 31, 2023
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,241,345	$568,691	$3,287,763	$7,097,799
In workout	—	—	—	—
Delinquent	—	12,596	96,974	109,570
Principal outstanding	3,241,345	581,287	3,384,737	7,207,369

Unamortized discounts and premiums, net	(902)	—	65,802	64,900
Deferred fees and costs, net	(2,786)	(1,654)	558	(3,882)
Amortized cost	3,237,657	579,633	3,451,097	7,268,387

Valuation allowance	(16,487)	(2,590)	(17,643)	(36,720)
Carrying value	3,221,170	577,043	3,433,454	7,231,667

Coinsurance investments (a)	305,927	—	—	305,927
	$3,527,097	$577,043	$3,433,454	$7,537,594

	December 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,389,271	$564,495	$2,773,251	$6,727,017
In workout	—	—	—	—
Delinquent	—	3,135	34,401	37,536
Principal outstanding	3,389,271	567,630	2,807,652	6,764,553

Unamortized discounts and premiums, net	—	—	55,917	55,917
Deferred fees and costs, net	(4,763)	(1,667)	1,909	(4,521)
Amortized cost	3,384,508	565,963	2,865,478	6,815,949

Valuation allowance	(22,428)	(1,021)	(13,523)	(36,972)
Carrying value	3,362,080	564,942	2,851,955	6,778,977

Coinsurance investments (a)	170,050	—	—	170,050
	$3,532,130	$564,942	$2,851,955	$6,949,027
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023

Shareholder Information

	A.M. Best	S&P	Fitch
Financial Strength Ratings
American Equity Investment Life Insurance Company	A- (watch)	A- (watch)	A- (stable)
American Equity Investment Life Insurance Company of New York	A- (watch)	A- (watch)	A- (stable)
Eagle Life Insurance Company	A- (watch)	A- (watch)	A- (stable)

Credit Ratings
American Equity Investment Life Holding Company	bbb- (watch)	BBB- (watch)	BBB
Senior unsecured debt	bbb- (watch)	BBB-	BBB-
Perpetual, non-cumulative preferred stock	bb (watch)	BB	BB
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Head of Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2023
First Quarter	$48.37	$31.57	$36.49	$0.00
Second Quarter	$53.68	$35.22	$52.11	$0.00
Third Quarter	$54.44	$51.73	$53.64	$0.00
Fourth Quarter	$56.09	$52.70	$55.80	$0.00

2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00
Fourth Quarter	$46.76	$28.05	$45.62	$0.36

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Head of Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2023

Research Analyst Coverage
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Suneet Kamath
Jefferies
(212) 778-8602
skamath@jefferies.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-9371
wilma.burdis@raymondjames.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com